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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                  Filed pursuant to Section 12, 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                                November 29, 1999

                  KENSINGTON INTERNATIONAL HOLDING CORPORATION
               (Exact name of registrant as specified in charter)


MINNESOTA                   33-38119-C                41-1619632
---------                   ----------                ----------
(State of                   (Commission               (I.R.S. Employer
 organization)               File Number)              Identification
                                                          Number)


Suite 654 - Interchange Tower
600 South Highway 169
Minneapolis, Minnesota 55426
----------------------------
(Address of principal executive offices)

Registrant's telephone number, including area code: (612) 546-2075
                                                   ---------------

Item 1.  Change in Control of Registrant.

         The Registrant called its annual Shareholders meeting on October 9, 1999, as is shown by the PROXY Statement which has been filed and incorporated herein by reference. The five nominees, Keith Witter, Graeme Wallace, Keith Bernhardt, Mike Nakonechny and Mark Haggerty were elected to the Board of Directors. The Board on October 9, 1999 then elected Mike Nakonechny as its Chairman and Mark Haggerty as its President, CEO and COO and Jeff Etten as its CFO and Holly Callen as its Secretary. All of the other items in the PROXY Statement were approved by the shareholders.


Item 2.  Acquisition or Disposition of Assets.

     Pursuant to a memorandum of understanding dated June 26, 1999 the Registrant obtained a 50.44% ownership interest in Mail Call, Inc., a Florida corporation, as of November 30, 1999. The acquistion was approved by the shareholders and Directors at the annual meeting held on October 9, 1999.

     The Registrant invested approximately $1,130,000 dollars into Mail Call, Inc. for its 50.44% equity interest. The Registrant paid off Mail Call's $80,000 line of credit, paid off

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     approximately $50,000 in Mail Call payables and raised another $1,000,000 through a Regulation D 506 Offering. The $1,000,000 will be used for Mail Call operations and to market Mail Call's text-to-speech technology, which allows a user to read e-mail over the telephone without a computer.

     Mail Call, Inc. has a text-to-speech technology that allows a user to manage his or her e-mail by telephone without a computer. The user calls a toll-free number, 1-888-MAILCAL, and logs in with their personalized customer ID and PIN code. The Mail Call service will then tell them, in a computerized voice, how many e-mail messages are in their existing e-mail box, and then reads the headers for each message. The user may respond directly to the sender using their natural voice on the phone or with a preexisting text response. In addition, the user may forward the message to someone else in their address book, or send the e-mail to a FAX machine. The user may also initiate voice e-mail from their address book, or give the sender a phone number at which the subscriber can be reached.


Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

         a) PROXY Statement for the October 9, 1999 Annual Shareholders meeting is incorporated by reference.


         b)  Memorandum of Understanding dated June 26, 1999.

         c) Financial Statements of Business Acquired. Pursuant to item 7, financial statements required by this item will be filed before January 31, 2000.

         d) Proforma Financial Information. Pursuant to Item 7, financial statements required by this item will be filed before January 31, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Kensington International Holding Corporation
                                                    (Registrant)

                                               by  /s/ Mark Haggerty
                                                   ----------------------------
                                                   Mark Haggerty, C.E.O.-C.O.O.
Dated:  Minneapolis, Minnesota
        November 29, 1999